UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 25, 2013

Saia, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11465 Johns Creek Parkway, Suite 400, Johns Creek, Georgia		30097
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770-232-5067

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2013, the stockholders of Saia, Inc. (“Saia”) approved the First Amended and Restated 2011 Omnibus Incentive Plan (the “Amended and Restated Plan”). The Amended and Restated Plan previously had been approved by Saia’s Board of Directors, subject to stockholder approval. The Amended and Restated Plan amends Saia’s 2011 Omnibus Incentive Plan, which was approved by stockholders on April 26, 2011, and subsequently amended by Board action on January 26, 2012 (the “Original Plan”).

The Amended and Restated Plan provides for the following changes to the Original Plan:

•	Increases from 600,000 to 1,350,000 the maximum number of shares of common stock authorized for issuance;

•	Increases from 450,000 to 1,000,000 the maximum number of incentive stock options, nonqualified stock options and stock appreciation rights individually or in the aggregate, that may be granted to all participants during the term of the Amended and Restated Plan;

•	Increases from 200,000 to 400,000 the maximum number of shares of restricted stock that may be granted in the aggregate to all “Covered Employees” (as defined in Section 162(m) of the Internal Revenue Code) during the term of the Amended and Restated Plan;

•	Increases from 200,000 to 400,000 the maximum number of performance stock units that may be granted in the aggregate to all Covered Employees for any “Performance Period” (as defined in the Amended and Restated Plan);

•	Increases from 4,000 to 8,000 the maximum number of shares of common stock that may be granted by the Compensation Committee in any calendar year to any non-employee director; and

•	Increases from 4,000 to 8,000 the maximum number of shares of common stock that may be granted by the Compensation Committee to any non-employee director upon being appointed to the Board other than at Saia’s annual meeting of stockholders.

A description of the material terms and conditions of the Amended and Restated Plan appears on pages 49 to 56 of Saia’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 22, 2013 (the “Proxy Statement”). That description is incorporated by reference herein. Such description and the other information relating to the Amended and Restated Plan included herein are qualified in their entirety by reference to the actual terms of the Amended and Restated Plan, which are set forth in Annex A to the Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 25, 2013, Saia, Inc. held its Annual Meeting of Stockholders. The matters listed below were submitted to a vote of Saia’s stockholders through the solicitation of proxies, and the proposals are described in detail in Saia’s Proxy Statement. The results of the stockholder vote are as follows:

Proposal 1—Election of Directors

The following individuals were elected to serve as Class II directors to hold office until the 2016 Annual Meeting of Stockholders and until their successors are elected and qualified.

Director Nominee	For	Against	Abstain	Broker Non-Votes
John J. Holland	14,108,777	347,514	22,648	811,788
Richard D. O’Dell	14,198,228	258,302	22,409	811,788
Douglas W. Rockel	14,098,135	358,126	22,678	811,788

Continuing Directors
William F. Evans
Linda J. French
William F. Martin, Jr.
Björn E. Olsson
Herbert A. Trucksess, III
Jeffery C. Ward

Proposal 2—Approve the First Amended and Restated 2011 Omnibus Incentive Plan

Our stockholders approved the First Amended and Restated 2011 Omnibus Incentive Plan disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
14,156,800	303,572	18,567	811,788

Proposal 3— Advisory Vote on Executive Compensation

Our stockholders approved, on an advisory basis, the compensation of the Named Executive Officers disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
14,236,810	223,674	18,455	811,788

Proposal 4—Ratification of the Appointment of KPMG LLP as Saia’s Independent Registered Public Accounting Firm for Fiscal Year 2013

Our stockholders ratified the appointment of KPMG LLP to serve as Saia’s independent registered public accounting firm for the 2013 fiscal year.

For	Against	Abstain	Broker Non-Votes
15,112,126	163,418	15,183	0

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saia, Inc.

May 1, 2013	By:	Stephanie R. Maschmeier

Name: Stephanie R. Maschmeier
Title: Controller and Principal Accounting Officer